Exhibit 99.1

AEGERION PHARMACEUTICALS AND QLT INC.

AGREE TO STRATEGIC MERGER

—Strategic Merger Creates Well-Capitalized, Global Biopharmaceutical Organizations with Diverse Portfolio of Two Commercialized Rare Disease Programs and a Phase 3 Ready Ultra-Orphan Development Program Addressing Significant Unmet Medical Need—

—Broad-Based Investor Syndicate to Vote in Favor of the Merger and Provide Concurrent Financing of Approximately $22 Million—

—Companies to Host Conference Call Today at 8:30 a.m. ET—

CAMBRIDGE, Mass and VANCOUVER, CANADA— June 15, 2016 — Aegerion Pharmaceuticals, Inc. (NASDAQ: AEGR) (“Aegerion”) and QLT Inc. (NASDAQ: QLTI) (TSX: QLT) (“QLT”) today announced that they have entered into a definitive merger agreement under which Aegerion will be merged with a wholly owned indirect subsidiary of QLT. Upon completion of the proposed merger, each outstanding share of Aegerion common stock will be exchanged for 1.0256 shares of QLT common stock. QLT plans to change its name upon the closing of the proposed transaction to Novelion Therapeutics Inc. (“Novelion”) and its common shares will trade on the NASDAQ Global Select Market and the Toronto Stock Exchange.

A broad-based investor syndicate comprised of both new investors and existing shareholders of both companies (collectively, the “Investors”) has committed to invest approximately $22 million in QLT and to vote in favor of the proposed transaction. This investment would be funded immediately prior to the transaction close and is expected to provide Novelion with additional capital to support future operations and the potential opportunity for targeted business development initiatives. Assuming completion of the proposed merger by the end of the third quarter of 2016, Novelion is expected to have an unrestricted cash balance of over $100 million.

The proposed transaction, which has been approved by the Boards of Directors of both companies, is expected to close late in the third quarter or during the fourth quarter of 2016, subject to approval by shareholders representing a majority of the outstanding common stock of each of QLT and Aegerion as well as other closing conditions.

Strategic Merger Designed to Transform Both Companies and Create Significant Value for Shareholders

The proposed merger is expected to create a strong, rare disease-focused global biopharmaceutical company with a diversified portfolio consisting of Aegerion’s two commercially branded products, Juxtapid® (lomitapide) capsules and Myalept® (metreleptin), and QLT’s QLT091001 (“Zuretinol Acetate” or “Zuretinol”), a Phase 3-ready Ultra-Orphan Fast Track and Orphan Drug designated asset being developed for the treatment of Inherited Retinal Disease caused by underlying mutations in RPE65 or LRAT genes (“IRD”), which indication comprises Leber Congenital Amaurosis (“LCA”) and Retinitis Pigmentosa (“RP”).

Aegerion’s Chief Executive Officer, Mary Szela, who will serve as Chief Executive Officer of Novelion following the close of the transaction, said: “We believe QLT’s clinical development team, and meaningful cash position, and Aegerion’s commercialization expertise will help unlock significant value in QLT’s Zuretinol asset and enable Novelion to pursue important milestones across a commercial and late-stage portfolio, including potential regulatory approval in Japan for Juxtapid and potential regulatory filings in Europe for Myalept. I believe that this proposed merger represents a fresh start and an opportunity to create significant value, and I look forward to driving our programs forward.”

Dr. Geoffrey F. Cox, Ph.D., QLT’s Interim Chief Executive Officer, said: “Given the resource requirements for QLT to build out a global commercial infrastructure designed to most effectively maximize the value of our promising ultra-orphan Zuretinol asset, the QLT board determined that it would be advantageous to join forces with a strategic partner possessing the relevant orphan product infrastructure. We believe Aegerion and QLT are ideal complements, and we are confident that this transaction achieves virtually all of the principal goals and objectives of our strategic review process. In addition, QLT is expected to benefit from greater scale and diversification, as well as from a more liquid stock.”

QLT’s Promising Ultra-Orphan Pipeline Product (Zuretinol acetate)

QLT is developing a synthetic retinoid product candidate (Zuretinol acetate) for the potential treatment of Inherited Retinal Disease caused by underlying mutations in RPE65 or LRAT genes (IRD) that prevent adequate functioning of the retinoid cycle, which indication comprises LCA and RP. LCA and RP are two forms of severe IRD resulting in progressive vision loss starting in childhood and leading to inevitable blindness.

There are currently no U.S. Food and Drug Administration (“FDA”) or European Medicines Agency (“EMA”) approved pharmacologic treatments for either LCA or RP, underscoring the significant unmet medical need. Zuretinol acetate is expected to advance to Phase 3 clinical trials in the third quarter of 2016 and has Orphan Drug designation from both FDA and EMA, as well as FDA Fast Track designation. As an oral product, Zuretinol acetate is being studied for its potential to treat the retinas of both eyes simultaneously. If approved, QLT believes it is possible to achieve first-line positioning in the treatment of IRD.

Private Placement

In combination with the proposed merger transaction, a broad-based investor syndicate will subscribe to purchase approximately $22 million in shares of QLT common stock for a purchase price of $1.76 per share is subject to the satisfaction or waiver of the conditions to closing the merger. These commitments would be funded immediately prior to merger closing to provide Novelion additional capital to support future operations and the potential opportunity for targeted business development initiatives.

The investor syndicate includes new investors, including Deerfield, and a broad group of existing Aegerion and QLT shareholders, including Armistice Capital, Broadfin Capital, Healthcare Value Capital, JW Asset Management, K2 & Associates Investment Management, Sarissa Capital, Tiger Legatus Capital Management, and others.

The subscription by the Investors to purchase shares of QLT common stock is subject to the satisfaction or waiver of the conditions to closing the merger. Each of the Investors has also agreed to vote its shares in QLT and Aegerion in favor of the transaction.

Corporate Governance

Following the close of the transaction, Novelion is expected to have its principal headquarters in Vancouver, British Columbia, where QLT is currently located, with business operations in Cambridge, Massachusetts.

The Board of Directors of Novelion will be comprised of ten members, including four QLT designees, four Aegerion designees and two shareholder representatives, one from Broadfin Capital and the other from Sarissa Capital Management. For a period of time that expires shortly after Novelion’s 2017 annual shareholder meeting, Sarissa Capital also has the right to designate an additional director to the Novelion Board.

Transaction Details

Under the terms of the merger agreement, Aegerion will become a wholly-owned indirect subsidiary of QLT, and each existing share of Aegerion common stock will be converted into the right to receive 1.0256 common shares of Novelion. As a result of the structure of this transaction, a repayment obligation with respect to Aegerion’s outstanding convertible notes will not be triggered.

The exchange ratio for the transaction is subject to certain adjustments if Aegerion’s previously disclosed securities class action litigation and Department of Justice (“DOJ”) and Securities and Exchange Commission (“SEC”) investigations are resolved prior to closing for amounts in excess of negotiated thresholds. In the event the class action litigation or DOJ and SEC investigations are not settled prior to closing, and in order to mitigate the risk of certain losses from these outstanding matters after transaction close, QLT will enter into a warrant agreement pursuant to which warrants will be issued to QLT shareholders and the Investors that would be exercisable for additional Novelion shares if the class action litigation or DOJ and SEC investigations are subsequently resolved for amounts in excess of negotiated thresholds.

Following completion of the proposed merger, QLT shareholders, including the Investors, who are investing in QLT immediately prior to closing, are expected to own approximately 67% and current Aegerion shareholders will own approximately 33% of Novelion’s common shares.

Concurrent with signing, Aegerion and QLT have entered into a loan agreement under which QLT has agreed to loan Aegerion up to $15 million for working capital. Aegerion will borrow $3 million in connection with execution of the Merger Agreement and may borrow up to $3 million per month in subsequent months, subject to certain conditions, if and to the extent such amounts are necessary in order for Aegerion to maintain an unrestricted cash balance of $25 million.

In addition to shareholder approval, the merger is subject to stock exchange approvals and other closing conditions, including, among others, regulatory approval and completion of a specified minimum of the private placement in QLT by the Investors.

Greenhill & Co., LLC is acting as the exclusive financial advisor to QLT and Weil, Gotshal & Manges LLP is serving as QLT’s legal counsel. J.P. Morgan is acting as the exclusive financial advisor to Aegerion and Ropes & Gray LLP is serving as Aegerion’s legal counsel.

Conference Call & Webcast:

Aegerion and QLT will host a conference call and webcast at 8:30 a.m. ET today to discuss this transaction. The live call may be accessed by phone by calling (866) 516-3002 (domestic) or (760) 298-5082 (international). The webcast can be accessed on the Investor Relations sections of the companies’ websites at www.Aegerion.com and www.QLTinc.com, respectively.

About Aegerion

Aegerion Pharmaceuticals is a biopharmaceutical company dedicated to the development and commercialization of innovative therapies for patients with debilitating rare diseases. For more information about Aegerion, please visit www.Aegerion.com.

About QLT

QLT is a biotechnology company dedicated to the development and commercialization of innovative ocular products that address the unmet medical needs of patients and clinicians worldwide. We are focused on developing our synthetic retinoid program for the treatment of certain inherited retinal diseases. For more information about QLT, please visit www.QLTinc.com.

About Armistice Capital, LLC

Armistice Capital, LLC is a New York based investment manager that specializes in the health care and consumer sectors.

About Broadfin Capital

Broadfin Capital is an asset management firm focused on the healthcare sector. Founded in 2005, Broadfin seeks to invest in companies delivering innovative products and technologies. The firm’s objective is to deliver strong, uncorrelated returns. With a long-term investment horizon, Broadfin seeks to partner with healthcare companies that are working to improve patient outcomes and reduce costs.

About Deerfield

Deerfield is an investment management firm committed to advancing healthcare through investment, information and philanthropy.

About JW Asset Management, LLC

JW Asset Management, a New York based registered investment adviser, is active in both public and private equity markets. Jason Wild, a registered pharmacist, is the firm’s Founder and Chief Investment Officer. JW Asset Management was founded in 2003 and has a strong history of finding opportunities within the specialty pharmaceutical sector.

About Healthcare Value Capital, LLC

Healthcare Value Capital, LLC is a New Jersey-based investment advisor founded in 2008. HVC manages strategies that invest broadly across the healthcare sector, and across market capitalizations. The fund is managed by Joseph Riccardo and Thomas DesChamps.

About K2 & Associates Investment Management Inc.

K2 has built a reputation as Canada’s leading multi-strategy hedge fund firm since its inception in 1998. Its mainline fund, The K2 Principal Fund, has a net annualized return upwards of 19%.

About Sarissa Capital Management LP

Sarissa Capital Management LP is an investment manager that focuses on improving the strategies of companies to better provide shareholder value.

About Tiger Legatus Capital Management, LLC

Tiger Legatus Asset Management LLC is a Delaware limited liability company, with its principal office in New York, New York, that began providing investment advisory services in December 2009.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to buy or solicitation of any offer to sell securities or a solicitation of any vote or approval. It does not constitute a prospectus and no offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to the proposed business combination between QLT and Aegerion. In connection with the proposed transaction, QLT will file with the SEC a registration statement on Form S-4 that will include the joint proxy statement/circular of Aegerion and QLT that also includes a prospectus relating to shares of QLT common stock to be issued in connection with the proposed transaction. Aegerion and QLT will mail the joint proxy statement/circular to their respective shareholders in connection with the transaction. This communication is not a substitute for the registration statement, joint proxy statement/circular, prospectus or other documents that QLT and/or Aegerion may file with the SEC in connection with the proposed transaction. INVESTORS OF QLT AND AEGERION ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/CIRCULAR, PROSPECTUS AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QLT, AEGERION AND THE PROPOSED TRANSACTION. Aegerion shareholders will be able to obtain the registration statement, joint proxy statement/circular, and prospectus, as well as other filings containing information about Aegerion, QLT and the proposed transaction, free of charge, at the website maintained by the SEC at www.sec.gov and, in QLT’s case, also on the SEDAR website maintained by the Canadian Securities Administrators (CSA) at www.sedar.com. Aegerion shareholders may also obtain these documents, free of charge, from Aegerion’s website (www.Aegerion.com) under “Investors—Financial Information—SEC Filings” or by directing a request to Aegerion’s Secretary at Aegerion Pharmaceuticals, Inc., One Main Street, Suite 800, Cambridge, MA 02142. QLT shareholders may also obtain these documents, free of charge, from QLT’s website at www.QLTinc.com under “Investors—Securities Filings—Proxy Circulars” or upon request directly to QLT to the attention of “QLT Investor Relations,” 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5.

Participants in the Solicitation

The respective directors and executive officers of Aegerion and QLT and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Aegerion’s directors and executive officers is available or incorporated by reference in its Annual Report on Form 10-K filed with the SEC on March 15, 2016, and information regarding QLT directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC and the CSA on February 25, 2016, as amended by its Annual Report on Form 10-K/A filed with the SEC and the CSA on April 29, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the registration statement, joint proxy statement/circular and other relevant materials to be filed with the SEC and the CSA.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, “forward-looking statements”). Forward-looking statements contained in this document may include, without limitation, statements regarding the proposed transaction between QLT and Aegerion, the timing and financial and strategic benefits thereof, expected impact of the transaction and private placement investment on the cash balance of the companies following the proposed merger, the future strategies, plans and expectations for the companies, and the anticipated timing of clinical trials and approvals for, and the commercial potential of, the companies’ pipeline products. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the failure to receive, on a timely basis or otherwise, the required approvals by Aegerion and QLT shareholders and government or regulatory agencies; the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Aegerion and QLT operations will be greater than expected; the ability of the companies to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes, including changes in tax laws or interpretations that could increase the consolidated tax liabilities of the companies following the proposed merger; and other risk factors relating to the biopharmaceutical industry, as detailed from time to time in each of Aegerion’s and QLT’s reports filed with the SEC and, in QLT’s case, the CSA. Investors should not place undue reliance on forward-looking statements. The forward-looking statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current view of future performance, results, and trends. Such statements are made as of the date of this document, and except to the extent otherwise required by applicable law, we undertake no obligation to update such statements after this date. In addition to those risks described above, risks and uncertainties that could cause our actual results to materially differ from those described are discussed in our filings with the SEC (including those described in Item 1A of Aegerion’s and QLT’s Annual Reports on Form 10-K for the year ended December 31, 2015 and Aegerion’s and QLT’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2016, in each case under the heading “Risk Factors” and elsewhere in such filings).

Aegerion Contacts:

Investor Relations

Amanda Murphy

Associate Director, Investor Relations & Public Relations

(857) 242-5024

amanda.murphy@Aegerion.com

Media

Nathan Riggs / Jeffrey Taufield

Kekst

(212) 521-4800

nathan.riggs@kekst.com

jeffrey.taufield@kekst.com

QLT Contacts:

Investor Relations / Media

Nathan Riggs / Jeffrey Taufield

Kekst

(212) 521-4800

nathan.riggs@kekst.com

jeffrey.taufield@kekst.com

Additional Investor Contacts:

Lawrence Dennedy / Laurie Connell

MacKenzie Partners

(800) 322-2885 (Toll Free)

(212) 929-5500 (Call Collect)

ldennedy@mackenziepartners.com

lconnell@mackenziepartners.com